SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 26, 2007

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

           Indiana                    0-25766                    35-1938254
(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (c) (1) On April 26, 2007, Community Bank Shares of Indiana, Inc. announced the appointment of Norman E. Pfau Jr. to the company's board of directors.

      (c) (2) Mr. Pfau has been President and CEO of Geo. Pfau's Sons Co., Inc since 1965. Geo. Pfau's Sons Co., Inc is a worldwide leader in processing and manufacturing of specialty fats and oils with manufacturing facilities in Jeffersonville, Indiana.

Exhibit No.       Exhibit
-----------       -------

99.1              Press release issued by Community Bank Shares of Indiana, Inc.
                  on April 26, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


Date:  April 26, 2007                      By:  /s/ James D. Rickard
                                                ------------------------------
                                                Name: James D. Rickard
                                                Title: President and CEO


Date:  April 26, 2007                      By:  /s/ Paul A. Chrisco
                                                ------------------------------
                                                Name: Paul A. Chrisco
                                                Title: Chief Financial Officer